Exhibit 10.1

AMENDMENT NO. 1

TO THE

AUTHORIZATION TO PROCEED

Between

IRIDIUM SATELLITE LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY

REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

PREAMBLE

This Amendment No. 1 (the “Amendment”) to the Authorization to Proceed for the IRIDIUM NEXT SYSTEM signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium Next System (the “ATP”) is entered into on this 6th day of August, 2010 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser and Contractor have entered on the date hereof into an Amendment No. 1 to the Full Scale Development Contract (the “Amendment No. 1 attached hereto as Annex 1) and have engaged in discussions relating to changes they would like to incorporate in relation with the Recitals and Articles 3 and 4 of the ATP; and;

WHEREAS, the Parties now desire to amend the Recitals and Articles 3 and 4 of the ATP in accordance with the terms and conditions provided for in this Amendment;

NOW, THEREFORE, in consideration of the payments to be made by Purchaser to Contractor under the ATP, and other valuable consideration and the mutual covenants and agreements contained in the Contract and ATP, and Intending to be legally bound, the Parties hereby agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract, the ATP or any amendments thereto, as the case may be.

Article 2: The final WHEREAS clause in the ATP is hereby deleted in its entirety and replaced with the following:

“WHEREAS, pending Financial Close (as such term is defined in the Contract), Purchaser desires immediate initiation of NEXT System work to be performed under the Contract to reduce schedule risk, and Purchaser and Contractor desire to implement the Options (as defined herein):”

Article 3: Article 3 of the ATP “ATP Effectively & Schedule”, is hereby deleted in its entirety and replaced with the following:

“This ATP shall become effective (the date of effectiveness being the “EDATP”) following: (i) its execution by the Parties; and (ii) receipt by Contractor of the EDATP payment provided for in Article 4. Unless terminated earlier pursuant to Article 6.3, this ATP shall remain in force until the earlier to occur of: (i) Financial Close; and (ii) six (6) months following EDATP (the “ATP Effective Period”).”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.	1

Iridium / Thales Alenia Space Confidential & Proprietary

Article 4: The first table in Article 4.1 addressing Milestone Numbers 1-3 is revised to incorporate a new Milestone Number 3a as reflected below:

ATP Milestone Number	Amount (in U.S. Dollar and Euro Portions)	Anticipated ATP Milestone Completion Date
1	[***…***]	[***…***]
2	[***…***]	[***…***]
3	[***…***]	[***…***]
4	[***…***]	[***…***]

Article 5: A new Article 4.1(a) called [***…***] is to be incorporated at the end of Article 4.1 and before Article 4.2 as follows:

“4.1(a) [***…***]

A.	Purchase of [***…***]

Purchaser and Contractor have agreed that Contractor, for good and valuable consideration, shall enter into [***…***] pursuant to which Contractor shall [***…***] to secure [***…***] on the date notified to Contractor by Purchaser in writing. If Contractor is unable to secure [***…***], Contractor shall immediately notify Purchaser by telephone of such fact. Upon receipt of such telephonic notification, Purchaser may, at its election, provide written notification in the form attached to this Amendment (a “Purchaser Notice”) to Contractor directing Contractor to secure [***…***] specified in such Purchaser Notice. If Contractor is unable to secure [***…***] specified therein, Purchaser may, at its election, deliver one or more additional Purchaser Notices [***…***]. In no event shall Contractor be required to secure [***…***] if the total [***…***] under all [***…***] is directed by Purchaser to purchase would [***…***].

[***…***] shall together be for an [***…***] no less than [***…***], representing the [***…***] remaining due under the ATP and Contract as of the date hereof after deducting the aggregate amount of the [***…***] already made by Purchaser under the ATP (such amount, the [***…***]). Unless otherwise specified in a Purchaser Notice, Contractor will purchase an [***…***] and contemporaneously purchase another [***…***] thereof for [***…***]. If either of the [***…***] unable to effect a [***…***] specified in the Purchase Notice, then Purchaser shall have the right to offer any or all of such portion [***…***] on such terms as shall be specified in writing to the Contractor by the Purchaser in accordance with the terms of this Article 4.1(a) [***…***].

Following receipt by Contractor or: (i) the [***…***]; and (ii) a Purchase Notice (in substantially the form attached hereto) to proceed with [***…***], Contractor shall in coordination with Purchaser promptly purchase [***…***].

If for any reason the [***…***] have not been purchased by Contractor [***…***], or otherwise at the written request of Purchaser [***…***], Contractor shall [***…***] within one (1) Business Day.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.	2

Iridium / Thales Alenia Space Confidential & Proprietary

B.	[***…***]

Purchaser shall pay to Contractor a fee for [***…***] of the [***…***] of such [***…***] (such actual price, the [***…***]). [***…***] of the [***…***], Contractor shall invoice [***…***] the difference between [***…***]. If such difference results [***…***], Purchaser shall pay [***…***] to Contractor [***…***]. Alternatively, if such difference results [***…***], Contractor shall pay [***…***] to Purchaser [***…***].

C.	Application of [***…***]

If [***…***] does not occur as of [***…***], then upon receipt of Purchaser’s written notice to such effect, Contractor shall [***…***] to [***…***] the [***…***] and [***…***] to Purchaser within [***…***].”

Article 6: Article 4.2 of the ATP, “Payment Relating to Licensed Technology”, is hereby deleted in its entirety and replaced with the following:

“Unless notified otherwise in writing by Purchaser prior to [***…***], Purchaser shall extend its rights to the Licensed Technology for the period commencing on [***…***] through [***…***] by issuing a written notice and paying to Contractor [***…***] United States Dollars ($[***…***]) on or before [***…***].”

Article 7: All other provisions of the ATP not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ Thomas J. Fitzpatrick	/s/ Olivier Janin
Thomas J. Fitzpatrick	Olivier Janin

CFO	VP Trade Finance

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.	3

Iridium / Thales Alenia Space Confidential & Proprietary